SEC File Nos. 2-10607
                                                                811-572

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-1A
                         Registration Statement
                                 Under
                       the Securities Act of 1933
                      Post-Effective Amendment No.  101
                                  and
                        Registration Statement
                                 Under
                   The Investment Company Act of 1940
                         Amendment No.  21

                       AMERICAN MUTUAL FUND, INC.
             (Exact Name of Registrant as specified in charter)
                        333 South Hope Street
                   Los Angeles, California 90071
                (Address of principal executive offices)
          Registrant's telephone number, including area code:
                            (213) 486-9200

                           Vincent P. Corti
                Capital Research and Management Company
                        333 South Hope Street
                    Los Angeles, California 90071
               (name and address of agent for service)


                              Copies to:
                          JOHN B. POWER, ESQ.
                          O'Melveny & Myers
                        400 South Hope Street
                     Los Angeles, California  90071
                      (Counsel for the Registrant)

         The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
     On December 18, 1995, it filed its 24f-2 notice for fiscal 1995.

                 Approximate date of proposed public offering:
      It is proposed that this filing become effective on December 29, 1995, pursuant to paragraph (b) of rule 485.

                       AMERICAN MUTUAL FUND, INC.
                         CROSS REFERENCE SHEET

ITEM NUMBER OF

PART "A"OF FORM N-1A                           CAPTIONS IN PROSPECTUS (PART "A")



 1.      Cover Page                            Cover Page

 2.      Synopsis                              Summary of Expenses

 3.      Condensed Financial Information       Financial Highlights; Investment Results

 4.      General Description of Registrant     Fund Organization and Management;

                                               Investment Objectives and Policies;

                                               Investment Techniques

 5.      Management of the Fund                Financial Highlights; Fund Organization and Management;

                                               Investment Techniques

 6.      Capital Stock and Other Securities    Investment Objectives and Policies; Investment Techniques;

                                               Fund Organization and Management;

                                               Dividends, Distributions and Taxes

 7.      Purchase of Securities Being Offered  Purchasing Shares; Fund Organization and Management;

                                               Shareholder Services

 8.      Redemption or Repurchase              Redeeming Shares

 9.      Legal Proceedings                     N/A



ITEM NUMBER OF                                 CAPTIONS IN STATEMENT OF

PART "B" OF FORM N-1A                          ADDITIONAL INFORMATION (PART "B")



 10.     Cover Page                            Cover

 11.     Table of Contents                     Table of Contents

 12.     General Information and History       Fund Organization and Management (Part "A")

 13.     Investment Objectives and Policies    Investment Policies; Description of Certain Securities;

                                               Investment Restrictions

 14.     Management of the Registrant          Fund Directors and Officers; Management

 15.     Control Persons and Principal Holders Fund Directors and Officers

                                               of Securities

 16.     Investment Advisory and Other Services   Management

 17.     Brokerage Allocation and Other Practices   Execution of Portfolio Transactions

 18.     Capital Stock and Other Securities    None

 19.     Purchase, Redemption and Pricing of   Purchase of Shares; Shareholder Account

         Securities Being Offered              Services and Privileges; How to Redeem Shares

 20.     Tax Status                            Dividends, Distributions and Federal Taxes

 21.     Underwriter                           Management -- Principal Underwriter

 22.     Calculation of Performance Data       Investment Results

 23.     Financial Statements                  Financial Statements



ITEM IN PART "C"



 24.     Financial Statements and Exhibits

 25.     Persons Controlled by or under

         Common Control with Registrant

 26.     Number of Holders of Securities

 27.     Indemnification

 28.     Business and Other Connections of

         Investment Adviser

 29.     Principal Underwriters

 30.     Location of Accounts and Records

 31.     Management Services

 32.     Undertakings

         Signature Page


      Prospectus

      American
      Mutual
      Fund(R)








      AN OPPORTUNITY FOR CURRENT INCOME, CAPITAL GROWTH AND CONSERVATION OF PRINCIPAL

         December 29, 1995

[LOGO OF THE AMERICAN FUNDS GROUP(R)]



                          AMERICAN MUTUAL FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071


The fund strives for the balanced accomplishment of three objectives--current income, capital growth and conservation of principal. It seeks to fulfill these objectives through constant supervision, careful selection and diversification of a portfolio which ordinarily consists principally of equity-type securities of companies that are likely to participate in the growth of the American economy.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated December 29, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

03-010-1295

         TABLE OF CONTENTS

  Summary of Expenses.................  3
  Financial Highlights................  4
  Investment Objectives and Policies..  4
  Investment Techniques...............  5
  Investment Results..................  7
  Dividends, Distributions and Taxes..  7
  Fund Organization and Management....  8
  The American Funds
   Shareholder Guide..................  11-20
   Purchasing Shares..................  11
   Reducing Your Sales Charge.........  14
   Shareholder Services...............  15
   Redeeming Shares...................  17
   Retirement Plans...................  19

          IMPORTANT PHONE NUMBERS

 Shareholder Services..800/421-0180 ext. 1

 Dealer Services.......800/421-9900 ext.11

 American FundsLine(R)........800/325-3590
 (24-hour information)

-------------------------------------------------------------------------------





SUMMARY OF EXPENSES

Average annual expenses
paid over a 10-year
period would be
approximately $13 per
year, assuming a $1,000
investment and a 5%
annual return with the
maximum sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees........................................................ 0.30%
12b-1 expenses......................................................... 0.19%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)................................ 0.10%
Total fund operating expenses.......................................... 0.59%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./4/                              $63     $75     $89     $127

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")
/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide:
    Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use  of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose
       (For a share    unqualified report covering each of the most recent
        outstanding    five years is included in the statement of additional
     throughout the    information. This information should be read in
       fiscal year)    conjunction with the financial statements and
                       accompanying notes which are also included in the statement of additional information.

                                                     YEAR ENDED OCTOBER 31
                             -------------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value,
   Beginning of Period.....  $21.60  $23.21  $21.29  $20.98  $17.91  $20.53   $18.66  $18.16  $19.12  $16.11
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS
    Net investment income..     .87     .88     .85     .87     .89     .96     1.00     .85     .78     .77
    Net realized and
     unrealized gain (loss)
     on investments........    3.41    (.54)   2.89     .98    3.39   (1.79)    2.53    1.25     .24    3.84
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total from investment
      operations...........    4.28     .34    3.74    1.85    4.28    (.83)    3.53    2.10    1.02    4.61
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
   LESS DISTRIBUTIONS
    Dividends from net
     investment income.....    (.84)   (.84)   (.85)   (.88)  (1.01)  (1.00)    (.99)   (.89)   (.76)   (.74)
    Distributions from net
     realized gains........    (.87)  (1.11)   (.97)   (.66)   (.20)   (.79)    (.67)   (.71)  (1.22)   (.86)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total Distributions...   (1.71)  (1.95)  (1.82)  (1.54)  (1.21)  (1.79)   (1.66)  (1.60)  (1.98)  (1.60)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, End of
   Period.................   $24.17  $21.60  $23.21  $21.29  $20.98  $17.91   $20.53  $18.66  $18.16  $19.12
                             ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
  Total Return/1/.........    21.25%   1.75%  18.63%   9.43%  24.62%  (4.65)%  20.22%  12.52%   5.24%  30.10%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of
    period (in millions)..   $6,552  $5,397  $5,283  $4,565  $4,134  $3,196   $3,169  $2,610  $2,388  $2,104
   Ratios of expenses to
    average net assets....      .59%    .60%    .59%    .60%    .63%    .60%     .59%    .54%    .47%    .45%
   Ratio of net income to
    average net assets....     3.92%   4.07%   3.83%   4.15%   4.47%   5.00%    5.20%   4.77%   4.26%   4.46%
   Portfolio turnover
    rate..................    23.31%  18.46%  22.48%  37.35%  23.77%  12.17%   22.80%  16.92%  13.42%  18.06%

 --------
 /1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


         INVESTMENT    The fund strives for the balanced accomplishment of
         OBJECTIVES    three investment objectives--current income, capital
       AND POLICIES    growth and conservation of principal. The fund seeks to
                       fulfill each of its objectives as follows:
   The fund aims to
   provide you with    CURRENT INCOME primarily by the selection of
    current income,    investments whose dividends appear well protected.
 capital growth and
    conservation of    CAPITAL GROWTH primarily by the purchase of equity-type
         principal.    securities of companies which Capital Research and
                       Management Company, the fund's investment adviser, expects are likely to participate in the growth of the American economy.

                       CONSERVATION OF PRINCIPAL by careful selection, broad diversification and constant supervision of investments which should serve to reduce risk and thereby preserve principal.

                       The fund's portfolio is managed as a whole in that the fund does not seek to fulfill all of its objectives in each of its investments. The fund will ordinarily invest principally in equity-type securities such as common

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                       stocks and nonconvertible preferred stocks of companies
                       that are likely to participate in the growth of the American economy. The fund's investments include the stocks of companies domiciled in the U.S. and/or that are part of the Standard & Poor's 500 Stock Composite Index which is considered a broad measure of the U.S. market. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), cash or cash equivalents, and U.S. Government securities. (See the statement of additional information for a description of cash equivalents.)

                       The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

                       The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

         INVESTMENT    RISKS OF INVESTING Because the fund invests in equity-
         TECHNIQUES    type securities such as common stocks and
                       nonconvertible preferred stocks, the fund's portfolio
       Investing in    is subject to market risks, including, for example, the
    stocks involves    possibility that stock prices in general may decline
     certain risks.    over short or even extended periods.

                       The fund may also invest in fixed-income securities, including bonds, which have market values which tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share.

-------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how the segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    YEARS OF EXPERIENCE AS
                                                                                                    INVESTMENT PROFESSIONAL
                                                                         YEARS OF EXPERIENCE AS          (APPROXIMATE)
 PORTFOLIO COUNSELORS                                                   PORTFOLIO COUNSELOR (AND    WITH CAPITAL
          FOR                     PRIMARY TITLE(S)                       RESEARCH PROFESSIONAL,     RESEARCH AND
 AMERICAN MUTUAL FUND                                                      IF APPLICABLE) FOR        MANAGEMENT
                                                                          AMERICAN MUTUAL FUND       COMPANY OR
                                                                             (APPROXIMATE)               ITS
                                                                                                     AFFILIATES    TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace, Jr.         Chairman of the Board of the fund.     37 years                          44 years   44 years
                              Vice Chairman of the Board and
                              Chairman of the Executive Committee,
                              Capital Research and Management
                              Company
-------------------------------------------------------------------------------------------------------------------------------
 James K. Dunton              President and Director of the fund.    26 years                          33 years   33 years
                              Senior Vice President and Director,
                              Capital Research and Management
                              Company
-------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell          Executive Vice President of the fund.  8 years (plus 12 years as         20 years   24 years
                              Senior Vice President and Director,    research professional prior to
                              Capital Research and Management        becoming a portfolio
                              Company                                counselor for the fund)
-------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour            Vice President of the fund.            4 years (plus 5 years as          13 years   13 years
                              Executive Vice President, Capital      research professional
                              Research Company*                      prior to becoming a portfolio
                                                                     counselor for the fund)
-------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan          Portfolio counselor for the fund.      10 years (plus 7 years as         31 years   31 years
                              Chairman of the Board and              research professional prior to
                              Principal Executive Officer, Capital   becoming a portfolio
                              Research and Management Company        counselor for the fund)

-------------------------------------------------------------------------------
 *Company affiliated with Capital Research and Management Company.
-------------------------------------------------------------------------------

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a total
   averaged a total    return, yield and/or distribution rate basis for various
 return of 12.85% a    periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions.
  over its lifetime
                       The fund's yield and the average annual total returns
 (February 21, 1950    are calculated in accordance with Securities and
            through    Exchange Commission requirements which provide that the
      September 30,    maximum sales charge be reflected. The fund's
             1995).    distribution rate is calculated by dividing the
                       dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended
                       September 30, 1995, the fund's SEC yield was 3.33% and the distribution rate was 3.14% at maximum offering price. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past 12 months and average annual total returns over the past five-year and lifetime periods, as of September 30, 1995, were 15.50%, 13.40% and 13.29%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in April, July, October and December. Capital gains, if
          AND TAXES    any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the payment.
  distributions are
    usually made in    FEDERAL TAXES The fund intends to operate as a
       April, July,    "regulated investment company" under the Internal
        October and    Revenue Code. In any fiscal year in which the fund so
          December.    qualifies and distributes to shareholders all of its
                       net investment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

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                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER
                       IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Delaware corporation in 1949 and was
         MANAGEMENT    reincorporated in the State of Maryland in 1984. The
                       fund's board supervises fund operations and performs
      The fund is a    duties required by applicable state and federal law.
      member of The    Members of the board who are not employed by Capital
     American Funds    Research and Management Company or its affiliates are
    Group, which is    paid for services rendered to the fund as described in
  managed by one of    the statement of additional information. They may elect
    the largest and    to defer all or a portion of these fees through a
   most experienced    deferred compensation plan in effect for the fund.
         investment    Shareholders have one vote per share owned and, at the
          advisers.    request of the holders of at least 10% of the shares,
                       the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.384% on the first $1 billion of the

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                       fund's net assets, 0.33% on net assets in excess of $1
                       billion but not exceeding $2 billion, 0.294% on net assets in excess of $2 billion but not exceeding $3 billion, 0.27% on net assets in excess of $3 billion but not exceeding $5 billion, 0.252% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.24% on net assets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 1H-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $3,849,000 for the fiscal year ended October 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                      AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                SERVICE             ADDRESS                  AREAS SERVED
                 AREA
                --------------------------------------------------------------
                WEST      P.O. Box 2205                 AK, AZ, CA, HI, ID,
                          Brea, CA 92622-2205           MT, NV, OR, UT, WA and
                          Fax: 714/671-7080             outside the U.S.
                --------------------------------------------------------------
                CENTRAL-  P.O. Box 659522               AR, CO, IA, KS, LA,
                WEST      San Antonio, TX 78265-9522    MN, MO, ND, NE, NM,
                          Fax: 210/530-4050             OK, SD, TX, and WY
                --------------------------------------------------------------
                CENTRAL-  P.O. Box 6007                 AL, IL, IN, KY, MI,
                EAST      Indianapolis, IN 46206-6007   MS, OH, TN and WI
                          Fax: 317/735-6620
                --------------------------------------------------------------
                EAST      P.O. Box 2280                 CT, DE, FL, GA, MA,
                          Norfolk, VA 23501-2280        MD, ME, NC, NH, NJ,
                          Fax: 804/670-4773             NY, PA, RI, SC, VA,
                                                        VT, WV and Washington,
                                                        D.C.
                --------------------------------------------------------------
                ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 FOR SERVICE.
                --------------------------------------------------------------

                                  [MAP OF THE UNITED STATES]

                --------------------------------------------------------------
                West (light grey); Central-West (white); Central-East
                (dark grey), East (red)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE

  PURCHASING SHARES   ---------------------------------------------------------
                      METHOD      INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
    Your investment   ---------------------------------------------------------
    dealer can help               See "Investment      $50 minimum (except
 you establish your               Minimums and Fund    where a lower
  account--and help               Numbers" for         minimum is noted
      you add to it               initial              under "Investment
 whenever you like.               investment           Minimums and Fund
                                  minimums.            Numbers").
                      ---------------------------------------------------------
                      By          Visit any            Mail directly to
                      contacting  investment dealer    your investment
                      your        who is registered    dealer's address
                      investment  in the state         printed on your
                      dealer      where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ---------------------------------------------------------
                      By mail     Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                      ---------------------------------------------------------
                      By wire     Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire funds
                                  to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco, CA
                                  94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ---------------------------------------------------------
                      The funds and American Funds Distributors reserve the right to reject any purchase order.
                      ---------------------------------------------------------
                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

-------------------------------------------------------------------------------

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

                                                    MINIMUM
                                                    INITIAL    FUND
                       FUND                        INVESTMENT NUMBER
                       ----                        ---------- ------
                       STOCK AND STOCK/BOND FUNDS
                       AMCAP Fund(R)..............    $1,000     02
                       American Balanced Fund(R)..       500     11
                       American Mutual Fund(R)....       250     03
                       Capital Income Builder(R)..     1,000     12
                       Capital World Growth and
                        Income Fund(SM)...........     1,000     33
                       EuroPacific Growth Fund(R).       250     16
                       Fundamental Investors(SM)..       250     10
                       The Growth Fund of
                        America(R)................     1,000     05
                       The Income Fund of
                        America(R)................     1,000     06
                       The Investment Company of
                        America(R)................       250     04
                       The New Economy Fund(R)....     1,000     14
                       New Perspective Fund(R)....       250     07
                       SMALLCAP World Fund(SM)....     1,000     35
                       Washington Mutual
                        Investors Fund(SM)........       250     01

                       BOND FUNDS
                       American High-Income
                        Municipal Bond Fund(SM)...    $1,000     40
                       American High-Income
                        Trust(R)..................     1,000     21
                       The Bond Fund of
                        America(SM)...............     1,000     08
                       Capital World Bond Fund(R).     1,000     31
                       Intermediate Bond Fund of
                        America(R)................     1,000     23
                       Limited Term Tax-Exempt
                        Bond Fund of America(SM)..     1,000     43
                       The Tax-Exempt Bond Fund
                        of America(SM)............     1,000     19
                       The Tax-Exempt Fund of
                        California(R)*............     1,000     20
                       The Tax-Exempt Fund of
                        Maryland(R)*..............     1,000     24
                       The Tax-Exempt Fund of
                        Virginia(R)*..............     1,000     25
                       U.S. Government Securities
                        Fund(SM)..................     1,000     22

                       MONEY MARKET FUNDS
                       The Cash Management
                        Trust of America(R).......     2,500     09
                       The Tax-Exempt Money
                        Fund of America(SM).......     2,500     39
                       The U.S. Treasury Money
                        Fund of America(SM).......     2,500     49

                       --------
                       *Available only in certain states.

                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   -------------------    OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000................     6.10%     5.75%       5.00%
               $50,000 but less than $100,000...     4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000................     4.99      4.75        4.00
               $25,000 but less than $50,000....     4.71      4.50        3.75
               $50,000 but less than $100,000...     4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000..     3.63      3.50        2.75
               $250,000 but less than $500,000..     2.56      2.50        2.00
               $500,000 but less than $1,000,000     2.04      2.00        1.60
               $1,000,000 or more...............     none      none     (see below)

                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING    By writing to   Send a letter of instruction
             SHARES    American        specifying the name of the fund, the
                       Funds Service   number of shares or dollar amount to
 You may take money    Company (at     be sold, your name and account
        out of your    the             number. You should also enclose any
   account whenever    appropriate     share certificates you wish to
        you please.    address         redeem. For redemptions over $50,000
                       indicated       and for certain redemptions of
                       under "Fund     $50,000 or less (see below), your
                       Organization    signature must be guaranteed by a
                       and             bank, savings association, credit
                       Management--    union, or member firm of a domestic
                       Transfer        stock exchange or the National
                       Agent")         Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                       By contacting   If you redeem shares through your
                       your            investment dealer, you may be charged
                       investment      for this service. SHARES HELD FOR YOU
                       dealer          IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                       You may have    You may use this option, provided the
                       a redemption    account is registered in the name of
                       check sent to   an individual(s), a UGMA/UTMA
                       you by using    custodian, or a non-retirement plan
                       American        trust. These redemptions may not
                       FundsLine(R)    exceed $10,000 per day, per fund
                       or by           account and the check must be made
                       telephoning,    payable to the shareholder(s) of
                       faxing, or      record and be sent to the address of
                       telegraphing    record provided the address has been
                       American        used with the account for at least 10
                       Funds Service   days. See "Transfer Agent" and
                       Company         "Exchange Privilege" above for the
                       (subject to     appropriate telephone or fax number.
                       the conditions
                       noted in this
                       section and
                       in "Telephone
                       Redemptions
                       and
                       Exchanges"
                       below)
                       --------------------------------------------------------
                       In the case     Upon request (use the account
                       of the money    application for the money market
                       market funds,   funds) you may establish telephone
                       you may have    redemption privileges (which will
                       redemptions     enable you to have a redemption sent
                       wired to your   to your bank account) and/or check
                       bank by         writing privileges. If you request
                       telephoning     check writing privileges, you will be
                       American        provided with checks that you may use
                       Funds Service   to draw against your account. These
                       Company         checks may be made payable to anyone
                       ($1,000 or      you designate and must be signed by
                       more) or by     the authorized number of registered
                       writing a       shareholders exactly as indicated on
                       check ($250     your checking account signature card.
                       or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                           [LOGO OF    This prospectus has been printed on
                            RECYCLED   recycled paper that meets the
                            PAPER]     guidelines of the United States
                                       Environmental Protection Agency

                                  PROSPECTUS
                         for Eligible Retirement Plans

                                   AMERICAN
                                MUTUAL FUND(R)



                                     (ART)



                  An opportunity for current income, capital
                     growth and conservation of principal

   DECEMBER 29, 1995                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]


                          AMERICAN MUTUAL FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The fund strives for the balanced accomplishment of three objectives--current income, capital growth and conservation of principal. It seeks to fulfill these objectives through constant supervision, careful selection and diversification of a portfolio which ordinarily consists principally of equity-type securities of companies that are likely to participate in the growth of the American economy.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund, dated December 29, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 03-010-1295

-------------------------------------------------------------------------------

         SUMMARY OF
           EXPENSES

   Average annual expenses
       paid over a 10-year
           period would be
      approximately $7 per
   year, assuming a $1,000
       investment and a 5%
     annual return with no
             sales charge.



     TABLE OF CONTENTS

  Summary of Expenses..........    2
  Financial Highlights.........    3
  Investment Objectives and
   Policies....................    3
  Investment Techniques........    4
  Investment Results...........    6
  Dividends, Distributions and
   Taxes.......................    6
  Fund Organization and
   Management..................    7
  Purchasing Shares............    9
  Shareholder Services.........   10
  Redeeming Shares.............   11

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees........................................................   0.30%
12b-1 expenses.........................................................   0.19%/2/
Other expenses (including audit, legal, shareholder services,
 transfer agent and custodian expenses)................................   0.10%
Total fund operating expenses..........................................   0.59%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming a 5%
annual return./3/                              $6      $19     $33     $74

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL   The following information has been audited by Deloitte &
         HIGHLIGHTS   Touche llp, independent accountants, whose unqualified
                      report covering each of the most recent five years is
       (For a share   included in the statement of additional information.
        outstanding   This information should be read in conjunction with the
     throughout the   financial statements and accompanying notes which are
       fiscal year)   also included in the statement of additional
                      information.

                                                     YEAR ENDED OCTOBER 31
                             -------------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Period.........   $21.60  $23.21  $21.29  $20.98  $17.91  $20.53   $18.66  $18.16  $19.12  $16.11
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net Investment Income..      .87     .88     .85     .87     .89     .96     1.00     .85     .78     .77
   Net realized and
    unrealized gain (loss)
    on investments........     3.41    (.54)   2.89     .98    3.39   (1.79)    2.53    1.25     .24    3.84
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
    Total from investment
     operations...........     4.28     .34    3.74    1.85    4.28    (.83)    3.53    2.10    1.02    4.61
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
   LESS DISTRIBUTIONS
   Dividends from net
    investment income.....     (.84)   (.84)   (.85)   (.88)  (1.01)  (1.00)    (.99)   (.89)   (.76)   (.74)
   Distributions from net
    realized gains........     (.87)  (1.11)   (.97)   (.66)   (.20)   (.79)    (.67)   (.71)  (1.22)   (.86)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
    Total Distributions...    (1.71)  (1.95)  (1.82)  (1.54)  (1.21)  (1.79)   (1.66)  (1.60)  (1.98)  (1.60)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, End of
   Period.................   $24.17  $21.60  $23.21  $21.29  $20.98  $17.91   $20.53  $18.66  $18.16  $19.12
                             ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
   Total Return/1/........    21.25%   1.75%  18.63%   9.43%  24.62%  (4.65)%  20.22%  12.52%   5.24%  30.10%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of pe-
    riod (in millions)....   $6,552  $5,397  $5,283  $4,565  $4,134  $3,196   $3,169  $2,610  $2,388  $2,104
   Ratios of expenses to
    average net assets....      .59%    .60%    .59%    .60%    .63%    .60%     .59%    .54%    .47%    .45%
   Ratio of net income to
    average net assets....     3.92%   4.07%   3.83%   4.15%   4.47%   5.00%    5.20%   4.77%   4.26%   4.46%
   Portfolio turnover
    rate..................    23.31%  18.46%  22.48%  37.35%  23.77%  12.17%   22.80%  16.92%  13.42%  18.06%

 --------
 /1/ Calculated with no sales charge.


         INVESTMENT   The fund strives for the balanced accomplishment of
         OBJECTIVES   three investment objectives--current income, capital
       AND POLICIES   growth and conservation of principal. The fund seeks to
                      fulfill each of its objectives as follows:
   The fund aims to
   provide you with   CURRENT INCOME primarily by the selection of investments
    current income,   whose dividends appear well protected.
 capital growth and
    conservation of   CAPITAL GROWTH primarily by the purchase of equity-type
         principal.   securities of companies which Capital Research and
                      Management Company, the investment adviser, expects are likely to participate in the growth of the American economy.

                      CONSERVATION OF PRINCIPAL by careful selection, broad diversification and constant supervision of investments which should serve to reduce risk and thereby preserve principal.

                      The fund's portfolio is managed as a whole in that the fund does not seek to fulfill all of its objectives in each of its investments. The fund will ordinarily invest principally in equity-type securities such as common stocks and nonconvertible preferred stocks of companies that are likely to

-------------------------------------------------------------------------------

                       participate in the growth of the American economy. The fund's investments include the stocks of companies domiciled in the U.S. and/or that are part of the Standard & Poor's 500 Stock Composite Index which is considered a broad measure of the U.S. market. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), cash or cash equivalents, and U.S. Government securities. (See the statement of additional information for a description of cash equivalents.)

                       The fund's investments are limited to securities in-cluded on its eligible list, which consists of securi-ties deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the rec-ommendations of Capital Research and Management Compa-ny.

                       The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

                       RISKS OF INVESTING Because the fund invests in equity-
         INVESTMENT    type securities such as common stocks and
         TECHNIQUES    nonconvertible preferred stocks, the fund's portfolio
                       is subject to market risks, including, for example, the
       Investing in    possibility that stock prices in general may decline
             stocks    over short or even extended periods.
   involves certain
             risks.    The fund may also invest in fixed-income securities,
                       including bonds, which have market values which tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share.

-------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how the segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

---------------------------------------------------------------------------------------------------------
                                              YEARS OF EXPERIENCE AS
                                               PORTFOLIO COUNSELOR          YEARS OF EXPERIENCE
                                                  (AND RESEARCH AS        INVESTMENT PROFESSIONAL
PORTFOLIO COUNSELORS                             PROFESSIONAL, IF              (APPROXIMATE)
       FOR                                         APPLICABLE)
 AMERICAN MUTUAL          PRIMARY TITLE(S)             FOR             WITH CAPITAL
       FUND                                    AMERICAN MUTUAL FUND    RESEARCH AND
                                                   (APPROXIMATE)         MANAGEMENT
                                                                        COMPANY OR         TOTAL
                                                                      ITS AFFILIATES       YEARS
---------------------------------------------------------------------------------------------------------
 Jon B. Lovelace,     Chairman of the Board   37 years                  44 years      44 years
 Jr.                  of the fund. Vice
                      Chairman of the
                      Board and Chairman of
                      the Executive
                      Committee, Capital
                      Research and
                      Management Company
---------------------------------------------------------------------------------------------------------
 James K. Dunton      President and           26 years                  33 years      33 years
                      Director of the
                      fund. Senior Vice
                      President and Director,
                      Capital Research
                      and Management
                      Company
---------------------------------------------------------------------------------------------------------
 Robert G.            Executive Vice          8 years (plus 12          20 years      24 years
 O'Donnell            President of the        years as research
                      fund. Senior Vice       professional prior
                      President               to becoming a
                      and Director, Capital   portfolio counselor
                      Research                for the fund)
                      and Management
                      Company
---------------------------------------------------------------------------------------------------------
 Timothy D. Armour    Vice President of the   4 years (plus 5           13 years      13 years
                      fund.                   years as research
                      Executive Vice          professional prior
                      President,              to becoming a
                      Capital Research        portfolio counselor
                      Company*                for the fund)
---------------------------------------------------------------------------------------------------------
 R. Michael           Portfolio counselor     10 years (plus 7          31 years      31 years
 Shanahan             for the                 years as research
                      fund. Chairman of the   professional prior
                      Board,                  to becoming a
                      and Principal           portfolio counselor
                      Executive Officer,      for the fund)
                      Capital Research and
                      Management Company
---------------------------------------------------------------------------------------------------------

 * Company affiliated with Capital Research and Management Company.

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
 12.99% a year over    returns assume the reinvestment of all dividends and
       its lifetime    capital gain distributions.

 (February 21, 1950    The fund's yield and the average annual total returns
  through September    are calculated with no sales charge in accordance with
         30, 1995).    Securities and Exchange Commission requirements. The
                       fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended September 30, 1995, the fund's SEC yield was 3.53% and the distribution rate was 3.32% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five-year and lifetime periods, as of September
                       30, 1995, were 22.55%, 14.75% and 13.96%, respectively.
                       Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in April, July, October and December. Capital gains, if
          AND TAXES    any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the
  distributions are    payment.
    usually made in
       April, July,    The terms of your plan will govern how your plan may
        October and    receive distributions from the fund. Generally,
          December.    periodic distributions from the fund to your plan are
                       reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved

-------------------------------------------------------------------------------

                       of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Delaware corporation in 1949 and was
         MANAGEMENT    reincorporated in the State of Maryland in 1984. The
                       fund's board supervises fund operations and performs
      The fund is a    duties required by applicable state and federal law.
      member of The    Members of the board who are not employed by Capital
     American Funds    Research and Management Company or its affiliates are
    Group, which is    paid for services rendered to the fund as described in
  managed by one of    the statement of additional information. They may elect
    the largest and    to defer all or a portion of these fees through a
   most experienced    deferred compensation plan in effect for the fund.
         investment    Shareholders have one vote per share owned and, at the
          advisers.    request of the holders of at least 10% of the shares,
                       the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.384% on the first $1 billion of the fund's assets, 0.33% on net assets in excess of $1 billion but not exceeding $2 billion, 0.294% on net assets in ex-cess of $2 billion but not exceeding $3 billion, 0.27% on net assets in excess of $3 billion but not exceeding $5 billion, 0.252% on net assets in excess of $5 bil-lion but not exceeding $8 billion, and 0.24% on net as-sets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

-------------------------------------------------------------------------------

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing

-------------------------------------------------------------------------------

                       Boulevard, Indianapolis, IN 46240. It was paid a fee of $3,849,000 for the fiscal year ended October 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. Such incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

-------------------------------------------------------------------------------

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund not offered through a retirement plan are offered to other shareholders pursuant to an-other prospectus at public offering prices that may in-clude an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of ad-ditional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares auto-matically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a de-scription of these and other services that may be available through your plan. These services are avail-able only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

-------------------------------------------------------------------------------

          REDEEMING    Subject to any restrictions imposed by your plan, you
             SHARES    can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about
                       how to sell shares of the fund through your retirement
                       plan, including any charges that may be imposed by the
                       plan, please consult with your employer.
                       --------------------------------------------------------
                        By contacting    Your plan administrator/trustee must
                        your plan        send a letter of instruction
                        administrator/   specifying the name of the fund, the
                        trustee          number of shares or dollar amount to
                                         be sold, and, if applicable, your
                                         name and account number. For your
                                         protection, if you redeem more than
                                         $50,000, the signatures of the
                                         registered owners or their legal
                                         representatives must be guaranteed by
                                         a bank, savings association, credit
                                         union, or member firm of a domestic
                                         stock exchange or the National
                                         Association of Securities Dealers,
                                         Inc., that is an eligible guarantor
                                         institution. Your plan
                                         administrator/trustee should verify
                                         with the institution that it is an
                                         eligible guarantor prior to signing.
                                         Additional documentation may be
                                         required to redeem shares from
                                         certain accounts. Notarization by a
                                         Notary Public is not an acceptable
                                         signature guarantee.
                       --------------------------------------------------------
                        By               Shares may also be redeemed through
                        contacting       an investment dealer; however, you or
                        an               your plan may be charged for this
                        investment       service. SHARES HELD FOR YOU IN AN
                        dealer           INVESTMENT DEALER'S STREET NAME MUST
                                         BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------
                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE
                       NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL
                       REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR
                       AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--
                       SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

-------------------------------------------------------------------------------

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [LOGO OF       This prospectus has been printed on
                        RECYCLED      recycled paper that meets the
                        PAPER]        guidelines of the United States
                                      Environmental Protection Agency

                       --------------------------------------------------------
                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND
                       TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF
                       THE FUND AT THE ADDRESS INDICATED ON THE FRONT.
                       --------------------------------------------------------

American
Mutual
FundR

December 29, 1995

AMERICAN MUTUAL FUND(r)


                                    Profile
333 South Hope Street                                    December 29, 1995
Los Angeles, CA 90071


1. Goal

The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal through investments in stock of companies that are likely to participate in the growth of the American economy.

2. Investment Strategies

The fund's assets are normally invested primarily in common stocks and nonconvertible preferred stocks. However, the fund may also hold other types of securities, such as bonds, when appropriate.

3. Risks

Stock prices rise and fall.

YOU CAN LOSE MONEY BY INVESTING IN THE FUND; YOUR INVESTMENT IS NOT GUARANTEED. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME.

4. Appropriateness

If you are not a long-term investor seeking current income, capital growth, and conservation of principal, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.


Shareholder Transaction Expenses

Maximum sales charge
on purchases
(as a percentage of offering price)    5.75%
                         *


SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees          0.30%
12b-1 expenses           0.19%
Other expenses           0.10%
Total fund operating expenses    0.59%



Example

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $63
Three years   75
Five years    89
Ten years    127


6. Past Results

Here are the fund's annual total returns for each of the 10 calendar years:
[CHART]

1985     30.6%

1986     18.5%

1987      4.4%

1988     12.8%

1989     25.3%

1990     -1.6%

1991     21.7%

1992      7.8%

1993     14.3%

1994       .3%


[END CHART]

Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +12.85% over its lifetime (February 21, 1950 through September 30, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year       +15.50%
 Five years     +13.40%
 Ten years      +13.29%

                30-Day Yield*
                 3.33%




* These results were calculated for periods ended September 30, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser

Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases

The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $250.

9. Redemptions

You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 03 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions

Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in April, July, October and December. Capital gains, if any, are usually distributed in December.

11. Other Services

You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

THIS PROFILE CONTAINS KEY INFORMATION ABOUT THE FUND. MORE DETAILS APPEAR IN THE FUND'S ACCOMPANYING PROSPECTUS.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

                           AMERICAN MUTUAL FUND, INC.
                                   PART B

                     STATEMENT OF ADDITIONAL INFORMATION
                              DECEMBER 29, 1995

        This document is not a prospectus but should be read in conjunction with the current Prospectus of American Mutual Fund, Inc. (the fund or AMF) dated December 29, 1995. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           AMERICAN MUTUAL FUND, INC.
                              Attention: Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                (213) 486-9200

     The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS

 ITEM                                                             PAGE NO.
 INVESTMENT POLICIES                                                 1
 DESCRIPTION OF CERTAIN SECURITIES                                   2
 INVESTMENT RESTRICTIONS                                             3
 FUND DIRECTORS AND OFFICERS                                         5
 MANAGEMENT                                                          9
 DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                         11
 PURCHASE OF SHARES                                                 13
 SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                        14
 HOW TO REDEEM SHARES                                               15
 EXECUTION OF PORTFOLIO TRANSACTIONS                                15
 GENERAL INFORMATION                                                16
 INVESTMENT RESULTS                                                 17
 FINANCIAL STATEMENTS                                            ATTACHED


                              INVESTMENT POLICIES

         The fund will invest primarily in equity-type securities of companies that are likely to participate in the growth of the American economy; however, the fund is not restricted with regard to the percentage of its portfolio which may be placed in any particular type of investment. The economic outlook of Capital Research and Management Company (the Investment Adviser) and the fundamental and relative attractiveness of individual securities will determine the fund's relative investment in cash and cash equivalents, bonds, preferred stocks, common stocks and obligations of the U.S. Government, or its agencies or instrumentalities.

FIXED-INCOME SECURITIES -- The fund may invest in intermediate- and long-term debt securities. If market interest rates increase, such fixed-income securities generally decline in value and vice versa. If the currency in which the security is denominated declines against the U.S. dollar, the dollar value of the security will decline and vice versa.

                       DESCRIPTION OF CERTAIN SECURITIES

BOND RATINGS - The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be equivalent quality by the Investment Adviser. The top three rating categories for Standard & Poor's and Moody's are described below:

 STANDARD & POOR'S CORPORATION:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

"Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - These securities include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                            INVESTMENT RESTRICTIONS

     The fund has adopted certain investment restrictions, which cannot be changed without approval by a majority of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities.

     These restrictions provide that the fund shall make no investment:

 1. Which involves promotion or business management by the fund;

 2. In any security about which information is not available with respect to the history, management, assets, earnings, and income of the issuer;

 3. If the investment would cause more than 5% of the value of the assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

 4. If the investment would cause more than 20% of the value of the assets of the fund to be invested in securities of companies in any one industry;

 5. If the investment would cause the fund to own more than 10% of any class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer;

 6. In any security which has not been placed on the fund's "Eligible List" (See Prospectus).

     The foregoing restrictions do not apply to the purchase of securities issued or fully guaranteed by the U.S. government. Such restrictions also do not apply to the acquisition of securities or property in satisfaction of claims or as distributions on securities owned, or to the exercise of rights distributed on securities owned; but if any securities or property so acquired would not be permitted as an investment under the foregoing restrictions, they must be converted into a permissible investment as soon as reasonably practicable.

     The fund is not permitted to:

  7. Invest in real estate;

  8. Make any investment which would subject it to unlimited liability;

  9. Buy securities on margin;

 10. Sell securities short; nor

 11. Borrow money.

     The fund does not concentrate investments in one industry or group of industries, invest in commodities, or make loans except in the very occasional instance where interest returns on a loan are particularly favorable, the loan is secured by at least 150% of marketable securities, the total loans outstanding would not exceed 20% of the current market value of the assets of the fund, and total loans to any one borrower would not exceed 5% of the value of such assets. No loans have ever been made to any person under the foregoing authority. Loans may not be made to persons affiliated with the fund. The fund does not invest to control other companies. While the fundamental policies of the fund permit it to act as underwriter of securities issued by others, it is not the practice of the fund to do so. The fundamental policies set forth in this paragraph also may not be changed without shareholder approval.

     Further investment policies of the fund, which may be changed by action of the Board of Directors, without shareholder approval, include the following: the fund will not purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer; the fund will not invest in the securities of other investment companies (except in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission); the fund will not invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations; the fund will not ordinarily purchase securities which are non-income-producing at the time of purchase; the fund will not invest in puts, calls, straddles, spreads or any combination thereof; the fund will not purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures; nor will the fund invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); nor invest more than 15% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market).


                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS AND AGE    POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE COMPENSATION   TOTAL COMPENSATION    TOTAL
NUMBER
                         REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   (INCLUDING VOLUNTARILY   FROM ALL FUNDS MANAGED   OF
FUND BOARDS
                                       ORGANIZATIONS LISTED MAY HAVE   DEFERRED COMPENSATION/1/)   BY CAPITAL RESEARCH AND   ON
WHICH
                                       CHANGED DURING THIS PERIOD)   FROM                  MANAGE-MENT COMPANY   DIRECTOR
                                                                     THE FUND DURING FISCAL   FOR THE YEAR ENDED    SERVES/2/

                                                                     YEAR ENDED 10/31/95   10/31/95/2/

+H. Frederick Christie   Director      Private Investor;  former President and   $22,858/3/            $138,750/3/           18

P.O. Box 144                           Chief Executive Officer, The Mission

Palos Verdes Estates, CA  90274                 Group (non-utility holding company,

Age:  62                               subsidiary of Southern California Edison

                                       Company)

E. H. Clark, Jr.         Director      Chairman of the Board and Chief   $24,000               $24,000               1

West Tower                             Executive
5000 Birch Street, Suite 3000                 Officer, The Friendship Group (an

Newport Beach, CA  92660                 investment partnership);  former

Age:  69                               Chairman
                                       of the Board, Baker Hughes Inc.;

                                       former
                                       Chairman of the Board, Baker
                                       International
                                       Corporation

Mary Anne Dolan          Director      Founder and President, M.A.D., Inc.   $23,800               $23,800               1

1033 Gayley Avenue, Suite 205                 (a communications company)

Los Angeles, CA  90024
Age:  48

++James K. Dunton        President and   Senior Vice President and Director,   none/4/               none/4/               1

333 South Hope Street    Director      Capital
Los Angeles, CA  90071                 Research and Management Company

Age:  57

Martin Fenton, Jr.       Director      Chairman, Senior Resource Group   $24,070               $103,650              16

8070 La Jolla Shores                   (management of senior living centers)

P.O. Box 446
La Jolla, CA  92037
Age:  60

E. Eric Johnson          Director      Chairman, TBG Financial;  former   $23,800/3/            $23,800/3/            1

2029 Century Park East #3720                 Chairman, Johnson & Higgins of

Los Angeles, CA  90067                 California
Age:  68

Mary Myers Kauppila      Director      Founder and President, Energy   $24,250/3/            $76,300/3/            4
One Winthrop Square                    Investment,
Boston, MA  02210                      Inc.
Age:  41

++Jon B. Lovelace, Jr.   Chairman of   Vice Chairman of the Board and   none/4/               none/4/               4

333 South Hope Street    the Board     Chairman
Los Angeles, CA  90071                 of the Executive Committee, Capital

Age:  68                               Research and Management Company


++James W. Ratzlaff      Vice          Senior Partner, The Capital Group   none/4/               none/4/               6

P.O. Box 7650            Chairman of   Partners,
San Francisco, CA  94120   the Board     L.P.
Age:  59

Olin C. Robison          Director      President of the Salzburg Seminar;    $23,300               $72,800               2

The Marble Works                       Professor and former President,

Middlebury, VT  05753                  Middlebury
Age:   59                              College



+ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

++ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by each fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($15,735), E. Eric Johnson ($45,102) and Mary Myers Kauppila ($47,788). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ James K. Dunton, Jon B. Lovelace, Jr. and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

 JON B. LOVELACE, JR., Chairman of the Board (see above).

 JAMES W. RATZLAFF, Vice Chairman of the Board (see above).

    JAMES K. DUNTON, President (see above)

 ROBERT G. O'DONNELL, Executive Vice President. P.O. Box 7650, San Francisco, CA 94120.
  Senior Vice President and Director, Capital Research and Management Company.

* TIMOTHY D. ARMOUR, Vice President.
  Executive Vice President, Capital Research Company.

   * JOYCE E. GORDON, Vice President.
  Vice President, Capital Research Company.

* VINCENT P. CORTI, Secretary.
 Vice President - Fund Business Management Group, Capital Research and Management Company.

** STEVEN N. KEARSLEY, Treasurer.
 Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company.

** MARY C. CREMIN, Assistant Treasurer.
 Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

** R. MARCIA GOULD, Assistant Treasurer.
 Vice President - Fund Business Management Group, Capital Research and Management Company.
________________________

# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

         All of the Officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Officer or Director who is a director or officer of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $12,000 per annum, plus $1,500 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Directors.
The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. The total compensation paid by the fund to unaffiliated Directors for the fiscal year ended October 31, 1995 was $186,000. As of December 1, 1995 the Officers, Directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

        The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical, and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose accounting forms, supplies and postage used at the office of the fund. The fund pays all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel, independent accountant and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Directors who are not affiliated persons of the Investment Adviser.

         As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.384% on the first $1 billion of net assets, plus 0.33% on net assets from $1 billion to $2 billion, plus 0.294% on net assets from $2 billion to $3 billion, plus 0.27% on net assets from $3 billion to $5 billion., plus 0.252% on net assets from $5 billion to $8 billion, plus 0.24% on net assets over $8 billion. In connection with the approval of the Agreement by the fund's Board of Directors, the Investment Adviser has agreed to waive any fees to the extent they would exceed those payable under the rate structure contained in the previous agreement.
The fee structure referenced above is lower than that in the previous agreement except in the event that the fund's net assets were to fall below $3 billion. The Agreement provides that the Investment Adviser shall pay the fund the amount by which expenses, with the exception of taxes and expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the sum of 1% of the first $25 million of the monthly average of total assets of the fund for the year and 3/4 of 1% of such average in excess of $25 million. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         During the fiscal years ended October 31, 1995, 1994, and 1993, the Investment Adviser's total fees amounted to $17,788,000, $16,241,000 and $15,673,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act, (see "Fund Organization and Management - Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended October 31, 1995 amounted to $2,831,000, after allowance of $14,181,000 to dealers. During the fiscal years ended October 31, 1994 and 1993 the Principal Underwriter retained $2,877,000 and $2,586,000, respectively.

     As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

         Under the Plan, the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended October 31, 1995, the fund paid or accrued $11,107,000 under the Plan as compensation to dealers.

     The Glass-Steagall and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income it will be taxed only on that portion of such investment company taxable income which it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

     The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

         If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S. , the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but if the non-U.S. shareholder is an individual who is physically present in the U.S. for more than 182 days during the taxable year and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax rate.

         As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gains distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company (the Transfer Agent); this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. The prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

         The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

         1. Securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated on the last quoted bid price. Nonconvertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U,S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

     2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

     3. The net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 [$25,000 in the case of bond funds] or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be creditied toward satisfying the Statement.

         In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

         Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsered 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. (See "The American Funds Shareholder Guide" in the fund's prospectus for more information.)

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans for which Capital Guardian Trust Company serves as trustee or custodian). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              HOW TO REDEEM SHARES

REDEMPTIONS - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $250, or (b) such shareholder owns less than ten (10) shares of Capital Stock of the Corporation. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

         As of the end of the fund's most recent fiscal year, October 31, 1995, it held certain equity and debt securities of some of its regular brokers and dealers or their parents that derive more than 15% of gross revenues from securities-related activities which included securities of: American Express Credit Corporation (debt) in the amount of $72,729,000; Ford Motor Company (equity) in the amount of $77,039,000; Ford Motor Credit Company (debt) in the amount of $74,748,000; General Electric Company (equity) in the amount of $84,439,000; General Electric Capital Corporation (debt) in the amount of $87,048,000; and, J.P. Morgan & Co., Inc. (equity) in the amount of $34,706,000.

         Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended October 31, 1995, 1994, and 1993 amounted to $3,247,000, $2,662,000 and $2,770,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

INDEPENDENT ACCOUNTANT - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on October 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountant, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

     The financial statements including the investment portfolio and the report of Independent Accountant contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


          DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
            MAXIMUM OFFERING PRICE PER SHARE -- OCTOBER 31, 1995

Net asset value and redemption price per share

(Net assets divided by shares outstanding)          $24.17



Maximum offering price per share (100/94.25 of

net asset value per share, which takes into

account the fund's current maximum sales charge)   $25.64



PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                               INVESTMENT RESULTS

         The fund's yield is 3.36% based on a 30-day (or one month) period ended October 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[((a-b)/cd + 1)/6/ -1]

Where:  a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

         The fund's average annual total return for the one-, five- and ten-year periods ending on October 31, 1995 was 14.27%, 13.47%, and 12.76%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ending redeemable value or ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

     To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

     The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.

     The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

     The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

     The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

    The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and The Wall Street Journal.

     The fund may, from time to time, compare its investment results with the following:

     (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

   EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since 1964 (115 in all), those funds have had better total returns than the Standard & Poor's 500 Stock Composite Index in 94 of the 115 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

     The investment results set forth below were calculated as described in the fund's Prospectus.


                       AMF VS. VARIOUS UNMANAGED INDICES

10-Year           AMF           DJIA/(1)/     S&P 500/(2)/   Average
Periods                                                     Savings
11/1 -10/31                                                 Account/(3)/

1985 - 1995       +232%         +384%         +321%          +71%

1984 - 1994       +233          +362          +297          +80

1983 - 1993       +247          +338          +307          +91

1982 - 1992       +273          +384          +353          +102

1981 - 1991       +336          +453          +379          +114

1980 - 1990       +285          +316          +261          +123

1979 - 1989       +426          +423          +415          +125

1978 - 1988       +412          +347          +371          +125

1977 - 1987       +413          +309          +335          +125

1976 - 1986       +414          +233          +284          +124

1975 - 1985       +400          +182          +247          +122

1974 - 1984       +418          +212          +266          +117

1973 - 1983       +312          +120          +145          +111

1972 - 1982       +221          +76           +91           +103

1971 - 1981       +179          +67           +101          +93

1970 - 1980       +207          +97           +134          +83

1969 - 1979       +113          +50           +57           +78

1968 - 1978       +71           +28           +32           +74

1967 - 1977       +79           +40           +41           +71

1966 - 1976       +103          +78           +82           +69

1965 - 1975       +56           +28           +36           +66

1964 - 1974       +39           +10           +21           +62

1963 - 1973       +92           +81           +102          +59

1962 - 1972       +154          +131          +173          +56

1961 - 1971       +96           +70           +90           +54

1960 - 1970       +115          +86           +116          +52

1959 - 1969       +134          +87           +133          +49

1958 - 1968       +186          +147          +178          +46

1957 - 1967       +212          +184          +218          +44



(1) The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

(2) The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

(3) Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

     IF YOU ARE CONSIDERING AMF FOR AN INDIVIDUAL RETIREMENT ACCOUNT. . .

Here's how much you would have if you had invsted $3,000 a year on November 1 of each year in AMF over the past 5, 10, 20 and 30 years:


5 years                  10 years                20 years              30 years
(11/1/90 - 10/31/95)     (11/1/85 - 10/31/95)   (11/1/75 - 10/31/95)   (11/1/65 - 10/31/95)

$14,151                  $38,652                 $229,229              $697,581



            SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

if you had invested       Periods                 ...and taken all distributions
$10,000 in AMF            11/1 - 10/31            in shares, your investment
this many years ago...                            would have been worth this
Number                                            much at October 31, 1995
of Years                                          Value

1                         1994 - 1995             $11,427

2                         1993 - 1995             11,626

3                         1992 - 1995             13,793

4                         1991 - 1995             15,094

5                         1990 - 1995             18,813

6                         1989 - 1995             17,937

7                         1988 - 1995             21,560

8                         1987 - 1995             24,258

9                         1986 - 1995             25,527

10                        1985 - 1995             33,222

11                        1984 - 1995             40,389

12                        1983 - 1995             42,783

13                        1982 - 1995             54,655

14                        1981 - 1995             69,781

15                        1980 - 1995             76,808

16                        1979 - 1995             100,102

17                        1978 - 1995             117,154

18                        1977 - 1995             132,126

19                        1976 - 1995             139,250

20                        1975 - 1995             176,335

21                        1974 - 1995             221,906

22                        1973 - 1995             186,874

23                        1972 - 1995             186,178

24                        1971 - 1995             206,402

25                        1970 - 1995             249,719

26                        1969 - 1995             225,891

27                        1968 - 1995             212,689

28                        1967 - 1995             251,002

29                        1966 - 1995             300,267

30                        1965 - 1995             291,597



                     Illustration of a $10,000 investment in AMF with
            dividends reinvested and capital gain distributions taken in shares (For the lifetime of the Fund, February 21, 1950 through October 31, 1995)


                           COST OF SHARES                                             VALUE OF SHARES

Fiscal                          Total                           From            From

Year End        Annual          Dividends       Investment      From Initial    Capital Gains   Dividends       Total

10/31           Dividends       (cumulative)    Cost             Investment     Reinvested      Reinvested      Value



1950            $  247          $  247          $  10,247       $  9,548        $  225          $  245          $  10,018

1951            523             770             10,770          10,706          740             788             12,234

1952            513             1,283           11,283          10,536          1,357           1,271           13,164

1953            550             1,833           11,833          10,452          1,829           1,795           14,076

1954            579             2,412           12,412          13,048          3,378           2,835           19,261

1955            647             3,059           13,059          15,240          5,871           3,939           25,050

1956            789             3,848           13,848          16,087          8,658           4,906           29,651

1957            911             4,759           14,759          13,452          9,685           4,913           28,050

1958            1,010           5,769           15,769          15,936          13,280          6,924           36,140

1959            1,050           6,819           16,819          16,632          16,623          8,234           41,489

1960            1,210           8,029           18,029          15,052          17,197          8,616           40,865

1961            1,257           9,286           19,286          18,495          23,965          11,888          54,348

1962            1,372           10,658          20,658          14,638          21,270          10,664          46,572

1963            1,523           12,181          22,181          17,987          28,625          14,677          61,289

1964            1,697           13,878          23,878          19,360          34,472          17,523          71,355

1965            1,845           15,723          25,723          19,925          40,082          19,912          79,919

1966            2,271           17,994          27,994          17,611          40,329          19,706          77,646

1967            2,568           20,562          30,562          19,285          49,467          24,084          92,836

1968            3,154           23,716          33,716          20,903          59,174          29,509          109,586

1969            3,762           27,478          37,478          17,930          56,314          28,972          103,216

1970            4,168           31,646          41,646          14,506          51,267          27,585           93,358

1971            4,424           36,070          46,070          16,482          61,005          35,512          112,999

1972            4,711           40,781          50,781          16,990          67,024          41,212          125,226

1973            5,069           45,850          55,850          15,842          65,585          43,372          124,799

1974            7,273           53,123          63,123          12,474          51,642          41,006          105,122

1975            7,300           60,423          70,423          14,788          61,223          56,185          132,196

1976            7,881           68,304          78,304          17,516          75,351          74,512          167,379

1977            8,604           76,908          86,908          16,952          79,251          80,231          176,434

1978            9,989           86,897          96,897          17,516          88,743          92,688          198,947

1979            11,322           98,219         108,219         18,702          104,186         109,917         232,805

1980            13,854          112,073         122,073         22,295          135,771         145,518         303,584

1981            16,351          128,424         138,424         22,559          148,139         163,418         334,116

1982            26,841          155,265         165,265         24,271          194,950         207,217         426,438

1983            26,227          181,492         191,492         28,391          246,296         270,229         544,916

1984            26,606          208,098         218,098         27,413          260,888         288,859         577,160

1985            30,124          238,222         248,222         30,310          320,100         351,425         701,835

1986            34,058          272,280         282,280         35,974          423,882         453,214         913,070

1987            39,285          311,565         321,565         34,167          460,226         466,495         960,888

1988            50,009          361,574         371,574         35,108          514,255         531,837         1,081,200

1989            59,908          421,482         431,482         38,627          611,229         649,930         1,299,786

1990            66,101          487,583         497,583         33,697          577,926         627,722         1,239,345

1991            71,767          559,350         569,350         39,473          692,684         812,254         1,544,411

1992            67,509          626,859         636,859         40,056          755,828         894,131         1,690,015

1993            70,887          697,746         707,746         43,669          911,212         1,049,980       2,004,861

1994            76,471          774,217         784,217         40,640          944,019         1,055,212       2,039,871

1995            83,156          857,373         867,373         45,475          1,156,130       1,271,837       2,473,442


The dollar amount of capital gain distributions during the period was $752,407.


AMERICAN MUTUAL FUND
INVESTMENT PORTFOLIO,
October 31, 1995

                                     Percent of
Largest Industry Holdings*           Net Assets

Banking                                11.60%
Telecommunications                     11.18%
Energy Sources                          6.52%
Health & Personal Care                  5.94%
Utilities: Electric & Gas               4.09%
Other Industries                       33.35%
Bonds, Notes, and Cash Equivalents     27.32%

*Percentages above do not include certain stocks in initial period of acquisition.


                                     Percent of
Largest Individual Holdings          Net Assets

AT&T                                   3.07%
Pacific Telesis                        1.92
Ameritech                              1.77
Minnesota Mining and Manufacturing     1.76
Amoco                                  1.56
Merck                                  1.54
Wachovia                               1.48
Royal Dutch Petroleum                  1.41
DuPont                                 1.31
Sprint                                 1.29

                                                                                     Market           Percent

EQUITY-TYPE SECURITIES                                                               Value            of Net

(common and preferred stocks)                                     Shares             (Millions)       Assets



ENERGY

ENERGY SOURCES- 6.52%

Amoco Corp.                                                       1,600,000          $102.200         1.56

Ashland Inc.                                                      519,100            16.417           .25

Atlantic Richfield Co.                                            70,000             7.473            .11

Chevron Corp.                                                     350,000            16.363           .25

Exxon Corp.                                                       925,000            70.647           1.08

Phillips Petroleum Co.                                            2,400,000          77.400           1.18

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                     750,000            92.156           1.41

Texaco Inc.                                                       400,000            27.250           .42

Unocal Corp. $3.50 convertible preferred                          330,000            16.995           .26



UTILITIES: ELECTRIC & GAS- 4.09%

Carolina Power & Light Co.                                        650,000            21.288           .32

Central and South West Corp.                                      1,800,000          48.150           .73

Consolidated Edison Co. of New York, Inc.                         1,900,000          57.713           .88

Dominion Resources, Inc.                                          150,000            5.963            .09

Duke Power Co.                                                    500,000            22.375           .34

Entergy Corp.                                                     1,600,000          45.600           .70

Houston Industries Inc.                                           375,000            17.391           .27

Pacific Gas and Electric Co.                                      1,300,000          38.188           .58

Unicom Corp.                                                      350,000            11.463           .18

                                                                                     -----------      ------

                                                                                     695.032          10.61

                                                                                     -----------      ------

MATERIALS

CHEMICALS- 2.99%

Dow Chemical Co.                                                  400,000            27.450           .42

E.I. du Pont de Nemours and Co.                                   1,372,000          85.579           1.31

Monsanto Co.                                                      788,200            82.564           1.26



FOREST PRODUCTS & PAPER- 1.38%

Georgia-Pacific Corp.                                             125,000            10.313           .16

Rayonier Inc. (formerly ITT Rayonier Inc.)                        50,000             1.875            .03

Union Camp Corp.                                                  750,000            38.156           .58

Westvaco Corp.                                                    820,000            22.755           .35

Weyerhaeuser Co.                                                  400,000            17.650           .26



METALS: STEEL- 0.27%

Worthington Industries, Inc.                                      1,050,000          17.456           .27



MISCELLANEOUS MATERIALS & COMMODITIES- 0.80%

Olin Corp.                                                        649,600            41.574           .63

TRINOVA Corp.                                                     400,000            11.250           .17

                                                                                     -----------      ------

                                                                                     356.622          5.44

                                                                                     -----------      ------



CAPITAL EQUIPMENT

AEROSPACE & MILITARY TECHNOLOGY- 1.96%

Boeing Co.                                                        570,000            37.406           .57

General Motors Corp., Class H                                     250,000            10.500           .16

Sundstrand Corp                                                   517,600            31.703           .48

United Technologies Corp.                                         550,000            48.813           .75



CONSTRUCTION & HOUSING- 0.17%

Stone & Webster, Inc.                                             325,000            10.928           .17



DATA PROCESSING & REPRODUCTION- 1.88%

International Business Machines Corp.                             735,000            71.479           1.09

Xerox Corp.                                                       400,000            51.900           .79



ELECTRICAL & ELECTRONIC- 1.62%

General Electric Co.                                              1,335,000          84.439           1.29

Hubbell Inc., Class B                                             360,000            21.690           .33



ELECTRONIC COMPONENTS- 0.60%

Motorola, Inc.                                                    600,000            39.375           .60



INDUSTRIAL COMPONENTS- 1.16%

Dana Corp.                                                        700,000            17.938           .27

Johnson Controls, Inc.                                            200,000            11.650           .18

TRW Inc.                                                          700,000            46.025           .71



MACHINERY & ENGINEERING- 1.25%

Caterpillar Inc.                                                  400,000            22.450           .34

Deere & Co.                                                       671,400            60.006           .91

                                                                                     -----------      ------

                                                                                     566.302          8.64

                                                                                     -----------      ------

CONSUMER GOODS

AUTOMOBILES- 1.18%

Ford Motor Co., Class A                                           2,679,620          77.039           1.18





BEVERAGES- 0.40%

PepsiCo, Inc.                                                     500,000            26.375           .40





FOOD & HOUSEHOLD PRODUCTS- 1.84%

Colgate-Palmolive Co.                                             325,000            22.506           .34

ConAgra, Inc.                                                     1,279,917          49.437           .75

CPC International Inc.                                            185,000            12.279           .19

General Mills, Inc.                                               400,000            22.950           .35

Ralston Purina Co.                                                226,300            13.437           .21



HEALTH & PERSONAL CARE- 5.94%

Abbott Laboratories                                               400,000            15.900           .24

American Home Products Corp.                                      765,000            67.798           1.03

Bausch & Lomb Inc.                                                501,000            17.347           .26

Bristol-Myers Squibb Co.                                          325,000            24.781           .38

Johnson & Johnson                                                 400,000            32.600           .50

Eli Lilly and Co.                                                 325,000            31.403           .48

Merck & Co., Inc.                                                 1,760,000          101.200          1.54

Schering-Plough Corp.                                             600,000            32.175           .49

Upjohn Co.                                                        630,000            31.973           .49

Warner-Lambert Co.                                                400,000            34.050           .53



TEXTILES & APPAREL- 0.37%

VF Corp.                                                          500,000            23.937           .37

                                                                                     -----------      ------

                                                                                     637.187          9.73

                                                                                     -----------      ------

SERVICES

BROADCASTING & PUBLISHING- 1.27%

Gannett Co., Inc.                                                 850,000            46.219           .71

Times Mirror Co., $1.374 preferred equity

 redemption cumulative stock, Series B                            224,483            5.416            .08

Tribune Co.                                                       500,000            31.562           .48



BUSINESS & PUBLIC SERVICES- 2.04%

Dun & Bradstreet Corp.                                            1,000,000          59.750           .91

Moore Corp. Ltd.                                                  700,000            13.387           .20

Pitney Bowes Inc.                                                 1,000,000          43.625           .67

WMX Technologies, Inc.                                            600,000            16.875           .26



LEISURE & TOURISM- 0.45%

Marriott International, Inc.                                      800,000            29.500           .45



MERCHANDISING- 0.87%

J. C. Penney Co., Inc.                                            300,000            12.637           .19

Wal-Mart Stores, Inc.                                             1,000,000          21.625           .33

Walgreen Co.                                                      800,000            22.800           .35



TELECOMMUNICATIONS- 11.18%

Ameritech Corp.                                                   2,150,000          116.100          1.77

AT&T Corp.                                                        3,145,000          201.280          3.07

Bell Atlantic Corp.                                               500,000            31.812           .49

GTE Corp.                                                         1,500,000          61.875           .94

Pacific Telesis Group                                             4,150,000          126.056          1.92

SBC Communications Inc.                                           700,000            39.112           .60

Sprint Corp.                                                      2,200,000          84.700           1.29

U S WEST, Inc.                                                    1,500,000          71.437           1.10



TRANSPORTATION: AIRLINES- 0.26%

Delta Air Lines, Inc. $3.50 convertible preferred,

 Class C                                                          310,000            17.166           .26



TRANSPORTATION: RAIL & ROAD- 2.56%

Conrail, Inc.                                                     750,000            51.562           .79

Norfolk Southern Corp.                                            955,000            73.774           1.13

Union Pacific Corp.                                               650,000            42.494           .64

                                                                                     -----------      ------

                                                                                     1,220.764        18.63

                                                                                     -----------      ------

FINANCE

BANKING- 11.60%

AmSouth Bancorporation                                            1,000,000          39.875           .61

Banc One Corp.                                                    2,100,000          70.875           1.08

BankAmerica Corp.                                                 250,000            14.375           .22

Chemical Banking Corp.                                            1,050,000          59.719           .91

Citicorp $5.375 convertible preferred,

 Series 13                                                        150,000            26.850           .41

Comerica Inc.                                                     1,700,000          57.162           .87

First Chicago Corp.                                               440,000            29.865           .46

First Interstate Bancorp                                          350,000            45.150           .69

First Security Corp.                                              950,000            31.112           .47

First Union Corp.                                                 250,000            12.406           .19

Fleet Financial Group, Inc.                                       1,200,000          46.500           .71

Huntington Bancshares Inc.                                        2,600,000          62.075           .95

J.P. Morgan & Co. Inc.                                            450,000            34.706           .53

NBD Bancorp, Inc.                                                 300,000            11.400           .17

PNC Bank Corp.                                                    2,440,000          64.050           .98

Wachovia Corp.                                                    2,200,000          97.075           1.48

Wells Fargo & Co.                                                 270,000            56.734           .87



FINANCIAL SERVICES- 0.80%

Beneficial Corp.                                                  225,000            11.025           .17

Federal National Mortgage Assn.                                   395,000            41.426           .63



INSURANCE- 3.04%

Aetna Life and Casualty Co.                                       400,000            28.150           .43

Allstate Corp.                                                    1,400,000          51.450           .79

American General Corp.                                            970,000            31.889           .49

Lincoln National Corp.                                            600,000            26.775           .41

SAFECO Corp.                                                      550,000            35.303           .54

St. Paul Companies, Inc.                                          500,000            25.375           .38

                                                                                     -----------      ------

                                                                                     1,011.322        15.44

                                                                                     -----------      ------

MULTI-INDUSTRY & MISCELLANEOUS

MULTI-INDUSTRY- 2.73%

Minnesota Mining and Manufacturing Co.                            2,025,000          115.172          1.76

Tenneco Inc.                                                      700,000            30.712           .47

Textron Inc.                                                      480,000            33.000           .50

                                                                                     -----------      ------

                                                                                     178.884          2.73

                                                                                     -----------      ------

MISCELLANEOUS- 1.46%

Stocks in initial period of acquisition                                              95.974           1.46

                                                                                     -----------      ------

TOTAL EQUITY-TYPE SECURITIES (cost:

 $3,172.345 million)                                                                 4,762.087        72.68

                                                                                     -----------      ------





BONDS AND NOTES                                                   Principal

                                                                  Amount



CORPORATE- 0.21%

J.C. Penney Co., Inc. 9.05% 2001                                  $12,000,000        13.477           .21

                                                                                     -----------      ------





U.S. TREASURY OBLIGATIONS- 6.37%

10.75% August 2005                                                8,000,000          10.720           .16

12.375% May 2004                                                  50,000,000         70.906           1.08

11.75% February 2001                                              50,000,000         63.297           .97

 8.25% July 1998                                                  60,000,000         63.778           .97

 5.125% April 1998                                                60,000,000         59.240           .90

 8.125% February 1998                                             60,000,000         63.103           .96

 6.00% November 1997                                              60,000,000         60.441           .92

 6.375% June 1997                                                 12,000,000         12.148           .19

 7.25% November 1996                                              14,000,000         14.228           .22

                                                                                     -----------      ------

                                                                                     417.861          6.37

                                                                                     -----------      ------

TOTAL BONDS AND NOTES (cost: $439.766 million)                                       431.338          6.58

                                                                                     -----------      ------

TOTAL INVESTMENT SECURITIES (cost: $3,612.111

 million)                                                                            5,193.425        79.26

                                                                                     -----------      ------





SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES- 17.84%

American Express Credit Corp. 5.67%-5.70%

 due 12/7/95-1/17/96                                              73,300,000         72.729           1.11

AT&T Corp. 5.64%-5.65%

 due 12/19-12/21/95                                               63,500,000         62.996           .96

Central and South West Corp. 5.67%-5.72%

 due 11/6-12/14/95                                                69,845,000         69.618           1.06

Coca-Cola Co. 5.65%-5.66%

 due 12/19-12/21/95                                               48,100,000         47.720           .73

John Deere Capital Corp. 5.71%-5.72%

 due 11/15-11/16/95                                               40,000,000         39.902           .61

Ford Motor Credit Co. 5.64%-5.74%

 due 11/1-12/1/95                                                 75,000,000         74.748           1.14

General Electric Capital Corp. 5.68%-5.75%

 due 11/13-12/15/95                                               87,400,000         87.048           1.33

H.J.Heinz Co. 5.71%-5.72%

 due 11/1-12/28/95                                                41,600,000         41.530           .63

Hewlett-Packard Co. 5.58%-5.68%

 due 12/13/95-1/25/96                                             93,050,000         92.159           1.41

J.C. Penney Funding Corp. 5.70%-5.71%

 due 11/7-12/4/95                                                 76,600,000         76.444           1.17

PepsiCo, Inc. 5.68%-5.72% due 11/7/95-1/19/96                     62,300,000         61.815           .94

Pfizer Inc. 5.69%-5.70% due 11/2-12/4/95                          60,000,000         59.833           .91

Procter & Gamble Co. 5.62%-5.65% due 11/29/95-1/25/96             96,700,000         96.004           1.47

Sara Lee Corp. 5.68% due 12/27/95                                 50,000,000         49.549           .76

Southwestern Bell Telephone Co. 5.72%-5.75%

 due 11/7-11/15/95                                                19,300,000         19.267           .29

U S WEST Communications, Inc. 5.71%-5.72% due                     44,175,000         44.113           .67
11/8-11/9/95

Wal-Mart Stores, Inc. 5.67%-5.70% due 11/13-12/20/95              82,064,000         81.603           1.25

Xerox Corp. 5.68%-5.71% due 11/2-12/15/95                         92,400,000         92.130           1.40



FEDERAL AGENCY SHORT-TERM OBLIGATIONS- 0.46%

Federal National Mortgage Assn. 5.61%

 due 12/8/95                                                      30,000,000         29.822           .46



U.S. TREASURY SHORT-TERM SECURITIES - 2.66%

7.375%-7.50% due 1/31-5/15/96                                     172,700,000        173.812          2.66



                                                                                     -----------      ------

TOTAL SHORT-TERM SECURITIES (cost: $1,370.635

 million)                                                                            1,372.842        20.96

Excess of payables over cash and receivables                                         14.183           .22

                                                                                     -----------      ------

TOTAL SHORT-TERM SECURITIES,

 CASH AND RECEIVABLES, NET OF PAYABLES                                               1,358.659        20.74

                                                                                     -----------      ------

NET ASSETS                                                                           $6,552.084       100.00%

                                                                                     ===========      ======






See Notes to Financial Statements



Equity-type securities                                 Equity-type securities

 appearing in the portfolio                             eliminated from the portfolio

 since April 30, 1995                                   since April 30, 1995

----------------------------                           ------------------------------



Abbott Laboratories                                    General Re

Aetna Life and Casualty                                Melville

Ashland                                                Mobil

Colgate-Palmolive                                      Phelps Dodge

Duke Power                                             Texas Instruments

Fleet Financial Group                                  Texas Utilities

General Motors

Georgia-Pacific

Johnson Controls

Moore

J.C. Penney

Ralston Purina

Wal-Mart

Walgreen

Weyerhaeuser


-----------
AMERICAN MUTUAL FUND
FINANCIAL STATEMENTS

-----------------------------------------                 ---------         --------------

STATEMENT OF ASSETS AND LIABILITIES                                         (dollars in

October 31, 1995                                                             millions)

----------------------------------------                  ---------         --------------

ASSETS:

Investment securities at market

 (cost: $3,612.111)                                                         $5,193.425

Short-term securities

 (cost: $1,370.635)                                                         1,372.842

Cash                                                                        1.558

Receivables for-

 Sales of fund's shares                                   $ 5.487

 Dividends and accrued interest                           23.088            28.575

                                                          ---------         --------------

                                                                            6,596.400

LIABILITIES:

Payables for-

 Purchases of investments                                 37.421

 Repurchases of fund's shares                             3.219

 Management services                                      1.616

 Accrued expenses                                         2.060             44.316

                                                          ---------         --------------

NET ASSETS AT OCTOBER 31, 1995-

 Equivalent to $24.17 per share on

 271,030,873 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--500,000,000 shares)                                         $6,552.084

                                                                            ==============



-----------------------------------------                 ---------         --------------

STATEMENT OF OPERATIONS                                                     (dollars in

for the year ended October 31, 1995                                         millions)

-----------------------------------------                 ---------         --------------

INVESTMENT INCOME:

Income:

 Dividends                                                $156.273

 Interest                                                 108.834           $265.107

                                                          ---------

Expenses:

 Management services fee                                  17.788

 Distribution expenses                                    11.107

 Transfer agent fee                                       3.849

 Reports to shareholders                                  .398

 Registration statement and

  prospectus                                              .148

 Postage, stationery and supplies                         .934

 Directors' fees                                          .186

 Auditing and legal fees                                  .063

 Custodian fee                                            .143

 Taxes other than federal income tax                      .068

 Other expenses                                           .100              34.784

                                                          ---------         --------------

 Net investment income                                                      230.323

                                                                            --------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

 Net realized gain                                                          305.112

 Net increase in unrealized appreciation on

  investments:

  Beginning of year                                       970.648

  End of year                                             1,583.521         612.873

                                                          ---------         --------------

  Net realized gain and increase in unrealized

   appreciation on investments                                              917.985

                                                                            --------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                            $1,148.308

                                                                            ==============





----------------------------------------                                    --------------

STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in

                                                                            millions)

-----------------------------------------                                   --------------

                                                          Year ended

                                                          October 31

                                                          1995              1994

                                                          ---------         --------------

OPERATIONS:

Net investment income                                     $  230.323        $  213.211

Net realized gain on investments                          305.112           205.193

Net change in unrealized appreciation

 on investments                                           612.873           (327.297)

                                                          ---------         --------------

 Net increase in net assets

  resulting from operations                               1,148.308         91.107

                                                          ---------         --------------

DIVIDENDS AND DISTRIBUTIONS

 PAID TO SHAREHOLDERS:

Dividends from net investment income                      (220.251)         (200.381)

Distributions from net realized

 gain on investments                                      (217.473)         (251.156)

                                                          ---------         --------------

 Total dividends and distributions                        (437.724)         (451.537)

                                                          ---------         --------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 31,087,225 and 30,117,655

 shares, respectively                                     689.376           652.107

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions of

 net realized gain on investments:

 18,568,126 and 18,500,247

 shares, respectively                                     388.017           395.698

Cost of shares repurchased:

 28,510,164 and 26,355,477

 shares, respectively                                     (633.334)         (572.989)

                                                          ---------         --------------

 Net increase in net assets

  resulting from capital share

  transactions                                            444.059           474.816

                                                          ---------         --------------

TOTAL INCREASE IN NET ASSETS                              1,154.643         114.386



NET ASSETS:

Beginning of year                                         5,397.441         5,283.055

                                                          ---------         --------------

End of year (including undistributed

 net investment income: $41.899

 and $31.827, respectively)                               $6,552.084        $5,397.441

                                                          ===========       ==============




See Notes to Financial Statements


Notes to Financial Statements

1. American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market)and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

     Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $143,000 includes $51,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of October 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $1,584,877,000, of which $1,609,769,000 related to appreciated securities and $24,892,000 related to depreciated securities. During the year ended October 31, 1995, the fund realized, on a tax basis, a net capital gain of $305,481,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $4,981,390,000 at October 31, 1995.

3. The fee of $17,788,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1995, distribution expenses under the Plan were $11,107,000. As of October 31, 1995, accrued and unpaid distribution expenses were $1,944,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,849,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,831,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as memebers of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1995, aggregate amounts deferred were $91,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1995, accumulated undistributed net realized gain on investments was $290,187,000 and paid-in capital was $4,365,446,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,134,732,000 and $1,268,264,000, respectively, during the year ended October 31, 1995.


Per-Share Data and Ratios

                                                     Year

                                                     ended

                                                     October 31

                                                     1995             1994          1993          1992          1991

                                                     -------          -------       -------       -------       -------

Net Asset Value, Beginning of

 Year                                                $21.60           $23.21        $21.29        $20.98        $17.91

                                                     -------          -------       -------       -------       -------

 Income from Investment

  Operations:

  Net investment income                              .87              .88           .85           .87           .89

  Net realized and unrealized

   gain (loss) on investments                        3.41             (.54)         2.89          .98           3.39

                                                     -------          -------       -------       -------       -------

   Total income from

 investment operations                               4.28             .34           3.74          1.85          4.28

                                                     -------          -------       -------       -------       -------

 Less Distributions:

  Dividends from net investment

 income                                              (.84)            (.84)         (.85)         (.88)         (1.01)

  Distributions from net

 realized gains                                      (.87)            (1.11)        (.97)         (.66)         (.20)

                                                     -------          -------       -------       -------       -------

   Total distributions                               (1.71)           (1.95)        (1.82)        (1.54)        (1.21)

                                                     -------          -------       -------       -------       -------

Net Asset Value, End of Year                         $24.17           $21.60        $23.21        $21.29        $20.98

                                                     =======          =======       =======       =======       =======



Total Return*                                        21.25%           1.75%         18.63%        9.43%         24.62%





Ratios/Supplemental Data:

  Net assets, end of year (in

 millions)                                           $6,552           $5,397        $5,283        $4,565        $4,134

  Ratio of expenses to average

 net assets                                          .59%             .60%          .59%          .60%          .63%

  Ratio of net income to average

 net assets                                          3.92%            4.07%         3.83%         4.15%         4.47%

  Portfolio turnover rate                            23.31%           18.46%        22.48%        37.35%        23.77%




*This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc., including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 22, 1995


TAX INFORMATION (UNAUDITED)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                Dividends and Distributions per Share

To Shareholders of        Payment Date          Dividends            From Net              From Net
Record                                          from Net             Realized              Realized
                                                Investment           Short-Term            Long-term
                                                Income               Gains                 Gains

December 2, 1994          December 5, 1994      $0.21                -                     $0.87

April 7, 1995             April 10, 1995        0.21                 -                     -

July 3, 1995              July 5, 1995          0.21                 -                     -

October 6, 1995           October 9, 1995       0.21                 -                     -



     Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 64% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 21% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distibutions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                  PART C
                            OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial Statements:

  Included in Prospectus - Part A
   Financial Highlights

  Included in Statement of Additional Information - Part B
   Investment Portfolio
   Statement of Assets and Liabilities
   Statement of Operations
   Statement of Changes in Net Assets
   Notes to Financial Statements
   Per-Share Data and Ratios
   Report of Independent Auditors

 (b)  Exhibits:

  1. On file (see SEC files nos. 811-572 and 2-10607)

  2. On file (see SEC files nos. 811-572 and 2-10607)

  3. None.

  4. On file (see SEC files nos. 811-572 and 2-10607)

  5. On file (see SEC files nos. 811-572 and 2-10607)

  6. On file (see SEC files nos. 811-572 and 2-10607)

  7. None.

  8. On file (see SEC files nos. 811-572 and 2-10607)

     9. Form of Shareholder Services Agreement between Registrant and American Funds Service Company, as amended January 1, 1995

  10. Not applicable to this filing.

  11. Consent of Independent Auditors.

  12. None.

  13. None.

  14. On file (see SEC files nos. 811-572 and 2-10607)

  15. On file (see SEC files nos. 811-572 and 2-10607)

  16. Update to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22

     17.  Financial data schedule (EDGAR)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

     As of November 30, 1995

                          Number of Record-Holders
Title of Class



Capital Stock                          354,613

($1.00 par value)


ITEM 27. INDEMNIFICATION.

          Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company, which insures its officers and Directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

          Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible under the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

     Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Article VII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be consistent with the law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with the law."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS

     ( a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.
 (b)

                   (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                Assistant Vice President   None



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Little Rock, AR 72207



      Robert B. Aprison             Regional Vice President   None
      2983 Brynwood Drive
      Madison, WI  53711



&     Richard L. Armstrong          Assistant Vice President   None



*     William W. Bagnard            Vice President            None



      Steven L. Barnes              Vice President            None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



      Michelle A. Bergeron          Regional Vice President   None
      1190 Rockmart Circle
      Kennesaw, GA 30144



      Joseph T. Blair               Vice President            None
      27 Drumlin Road
      West Simsbury, CT 06092



      Ian B. Bodell                 Vice President            None
      3100 West End Avenue, Suite 870
      Nashville, TN  37215



      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108



*     Daniel C. Brown               Senior Vice President, Director   None



@     J. Peter Burns                Vice President            None



      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Vice President            None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin         Regional Vice President   None
      231 Burlington
      Clarendon Hills, IL 60514



      Denise M. Cassin              Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109



*     Larry P. Clemmensen           Treasurer, Director       None



*     Kevin G. Clifford             Senior Vice President     None



      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134



      Douglas A. Critchell          Vice President            None
      3521 Rittenhouse Street N.W.
      Washington, D.C.  20015



*     Carl D. Cutting               Vice President            None



      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ 07446



      G. Michael Dill               Senior Vice President     None
      3622 East 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                 Vice President            None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                 None



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



+     Lloyd G. Edwards              Vice President            None



@     Richard A. Eychner            Vice President            None



*     Paul H. Fieberg               Senior Vice President     None



      John R. Fodor                 Regional Vice President   None
      15 Latisquana Road
      Southborough, MA 01772



*     Mark P. Freeman, Jr.          President, Director       None



      Clyde E. Gardner              Vice President            None
      Rt. 2, Box 3162
      Osage Beach, MO   65065



#     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH  43017



*     Paul G. Haaga, Jr.            Director                  None



      David E. Harper               Vice President            None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Regional Vice President   None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen            Vice President, Controller   None

       Victor J. Kriss, Jr.         Senior Vice President     None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      12585-E
      East Tennessee Circle
      Aurora, CO  80012



      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Senior Vice President     None
      5241 S. Race Street
      Littleton, CO 80121



*     John C. Massar                Senior Vice President     None



*     E. Lee McClennahan            Senior Vice President     None



      Laurie B. McCurdy             Regional Vice President   None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Regional Vice President   None
      25701 S.E. 32nd Place
      Issaquah, WA 98027



      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicolich           Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips              Regional Vice President   None
      32 Ridge Avenue
      Newton Centre, MA 02161



#     Candance D. Pilgram           Assistant Vice President   None



      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



*     John O. Post, Jr.             Vice President            None



      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC 28277



*     George L. Romine, Jr.         Vice President, Institutional   None
                                    Investment Services Division



      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07960



*     Julie D. Roth                 Vice President            None



      Douglas F. Rowe               Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX 78628



      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan           Chairman                  None



      David W. Short                Senior Vice President     None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



*     Victor S. Sidhu               Vice President,           None
                                    Institutional Investment Services
                                    Division



      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



*     Mark S. Smith                 Senior Vice President,    None
                                    Director



*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      Rodney G. Smith               Regional Vice President   None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230



      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402



      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361



&     James P. Toomey               Assistant Vice President   None



+     Christopher E. Trede          Assistant Vice President   None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA 94941



@     Andrew J. Ward                Vice President            None



*     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238



#     J. Kelly Webb                 Senior Vice President     None



      Gregory J. Weimer             Regional Vice President   None
      125 Surrey Drive
      Canonsburg, PA 15317



#     Timothy W. Weiss              Director                  None



      N. Dexter Williams            Vice President            None
      Four Embarcadero Center
      San Francisco, CA 94111



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA 15367



*     Marshall D. Wingo             Senior Vice President     None



*     Robert L. Winston             Senior Vice President,    None
                                    Director



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN 55347



      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006


   * Business Address, 333 South Hope Street, Los Angeles, CA 90071

# Business Address, 135 South State College Blvd., Brea, CA 92621

& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

+ Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240

(c) None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other records required by rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering shareholder accounts are maintained and kept by the Transfer Agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

     Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31.  MANAGEMENT SERVICES.

 None.

ITEM 32.  UNDERTAKINGS.

     (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of December, 1995.

                                            AMERICAN MUTUAL FUND, INC.

                                            By    /s/ Jon B. Lovelace
                                      (Jon B. Lovelace, Chairman of the Board)

     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on December 26, 1995, by the following persons in the capacities indicated.

      SIGNATURE                              TITLE



(1)   Chief Executive Officer:





      James W. Ratzlaff*

      (James W. Ratzlaff)                    Vice Chairman of the Board



(2)   Principal Financial Officer and

      Principal Accounting Officer:





        /s/ Steven N. Kearsley

      (Steven N. Kearsley)                   Treasurer



(3)   Directors:



      H. Frederick Christie*                 Director

      E. H. Clark, Jr.*                      Director

      Mary Anne Dolan*                       Director

      James K. Dunton                        President and Director

      Martin Fenton, Jr.*                    Director

      E. Eric Johnson*                       Director

      Mary Myers Kaupilla*                   Director

      /s/ Jon B. Lovelace, Jr.

      (Jon B. Lovelace, Jr.)                 Chairman of the Board

      James W. Ratzlaff*                     Vice Chairman of the Board

      Olin C. Robison*                       Director


       *By     /s/ Vincent P. Corti
           (Vincent P. Corti, Attorney-in-Fact)

     Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

                                             /s/ Michele Y. Yang
                                                (Michele Y. Yang)